UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52282	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 University Avenue, #17 Palo Alto, California	94301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 566-5064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 18, 2014, Cellular Biomedicine Group, Inc. (the “Company”) closed a financing transaction (the “Financing”) pursuant to which it sold an aggregate of 1,492,537 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to selected investors (the “Investors”) at $6.70 per share, for total gross proceeds of approximately $10,000,000.  The Shares were sold pursuant to separate subscription agreements (the form of which is attached hereto as Exhibit 10.1) between the Company and each Investor.

In connection with the Financing, the Company has agreed to use commercially reasonable efforts to prepare and file a registration statement covering the resale of the Shares by September 16, 2014.

The Company also granted to the Investors certain “piggy-back” registration rights, which are triggered at any time when there is not an effective registration statement covering all of the registrable securities, the Company determines to prepare and file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to an offering of the Company’s securities for the Company’s account or the account of a merger target (subject to certain exceptions, including but not limited to a registration statement on Form S-4 or Form S-8).  In such circumstances, the Company has agreed to notify each Investor of such determination and, if within 20 days after receipt of such notice, any such Investor shall so request in writing (which request shall specify the registrable securities intended to be disposed of by the Investor), the Company has agreed to include such registrable securities in the registration statement; provided, however, that, in connection with any underwritten public offering of the Company’s capital stock, the Company may reduce the portion of the registrable securities to be registered if it is determined that such registration would jeopardize the success of such underwritten public offering, as long as such reduction does not reduce the number of registrable securities included to less than 30% of the total number of securities included in the underwritten public offering.

The issuance of the Shares was made in reliance on the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On June 19, 2014, the Company issued a press release announcing the six-month data for its Phase I/IIa clinical trial of its Rejoin™ human adipose-derived mesenchymal precursor cell therapy for Knee Osteoarthritis.  A copy of the press release is attached hereto as Exhibit 99.1.

On June 20, 2014, the Company issued a press release announcing the completion of the Financing discussed in Item 3.02 above.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement

99.1	Press Release, dated June 19, 2014

99.2	Press Release, dated June 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: June 23, 2014	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Financial Officer